UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

Velocity Financial, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39183	46-0659719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2945 Townsgate Road, Suite 110
Westlake Village, California	91361
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 532-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VEL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Shareholders on May 23, 2025 to allow our stockholders to vote on the matters disclosed in our Proxy Statement. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal I: Election of Directors.

All of our Directors were re-elected and received the following votes:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Dorika M. Beckett	23,327,805	124,701	6,568	1,044,375
Michael W. Chiao	23,299,964	46,219	112,891	1,044,375
Christopher D. Farrar	23,442,076	14,179	2,819	1,044,375
Alan H. Mantel	23,203,338	142,820	112,916	1,044,375
John P. Pitstick	23,344,960	1,223	112,891	1,044,375
John A. Pless	22,933,970	522,311	2,793	1,044,375
Joy L. Schaefer	23,327,805	124,71	6,568	1,044,375
Omar Maasarani	23,442,741	13,539	2,794	1,044,375

Proposal II: The approval of our named executive officers’ compensation on an advisory basis, including the following resolution:

Resolved, that the compensation paid to the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure is approved.

Our shareholders voted as noted below and approved the resolution and our 2024 executive compensation.

Number of Votes
For	23,185,417
Against	160,640
Abstain	113,017
Broker Non-Votes	1,044,375

Proposal III. The ratification of RSM US LLP as our independent auditor for 2025.

Our shareholders ratified RSM US LLP as our independent auditor for 2025 with the following votes:

Number of Votes
For	24,390,052
Against	110,638
Abstain	2,759

Proposal IV: Approve the Increase to the Share Reserve Under our 2020 Omnibus Incentive Plan

Our shareholders voted as noted below and approved the increase to the share reserve under our 2020 Omnibus Incentive Plan.

Number of Votes
For	23,283,863
Against	172,352
Abstain	2,859
Broker Non-Votes	1,044,375

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Velocity Financial, Inc.

May 28, 2025	/s/ Roland T. Kelly
Roland T. Kelly
Chief Legal Officer, General Counsel and Corporate Secretary

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